                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

     Filed by the Registrant  [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                        FRIEDMAN INDUSTRIES, INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
     (5) Total fee paid:


--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:


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     (3) Filing Party:


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     (4) Date Filed:


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

                       FRIEDMAN INDUSTRIES, INCORPORATED

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             ---------------------

To the Shareholders of Friedman Industries, Incorporated:

     The Annual Meeting of Shareholders of Friedman Industries, Incorporated will be held at the offices of Fulbright & Jaworski L.L.P., 1301 McKinney, Suite 5100, Houston, Texas, on September 4, 2002, at 11:00 a.m. (local time), for the following purposes:

          (1) To elect a board of eight directors for the ensuing year.

          (2) To transact such other business as may properly come before the meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on July 17, 2002, as the record date for the determination of shareholders entitled to receive this notice and to vote at the meeting.

     All shareholders are cordially invited to attend the meeting.

                                          By Order of the Board of Directors,

                                                        BEN HARPER
                                                        Secretary

July 29, 2002
Houston, Texas

                                   IMPORTANT

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

                       FRIEDMAN INDUSTRIES, INCORPORATED

                        -------------------------------
                                PROXY STATEMENT
                        -------------------------------

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 4, 2002

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Friedman Industries, Incorporated (the "Company"), 4001 Homestead Road, Houston, Texas 77028 (telephone number 713-672-9433) to be used at the Annual Meeting of Shareholders to be held at 11:00 a.m. on Wednesday, September 4, 2002 (the "Annual Meeting"), at the offices of Fulbright & Jaworski L.L.P., 1301 McKinney, Suite 5100, Houston, Texas, for the purposes set forth in the foregoing notice of the meeting. Properly executed proxies received in time for the meeting will be voted as directed therein, unless revoked in the manner provided hereinafter. As to any matter for which no choice has been specified in a proxy, the shares represented thereby will be voted by the persons named in the proxy (i) for the election as director of the nominees listed herein and (ii) in the discretion of such persons, in connection with any other business that may properly come before the meeting. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by the shareholder at any time before it is exercised pursuant to either the shareholder's execution and return of a subsequent proxy or the shareholder's voting in person at the Annual Meeting.

     At the close of business on July 17, 2002, there were 7,571,239 shares of Common Stock, $1.00 par value, of the Company ("Common Stock") outstanding. Holders of record of the Common Stock on such date will be entitled to one vote per share on all matters to come before the Annual Meeting.

     The holders of a majority of the total shares of Common Stock issued and outstanding on the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Any broker non-votes (i.e. shares held in street name for which the record holder does not have discretionary authority to vote under the rules of the New York Stock Exchange) will be considered as not voted and will not be counted toward fulfillment of quorum requirements. The shares held by each shareholder who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the Annual Meeting.

     The Company's Annual Report to Shareholders for the year ended March 31, 2002, including financial statements, is enclosed with this proxy statement. The Annual Report to Shareholders does not constitute a part of the proxy soliciting materials. This proxy statement is being mailed on or about July 31, 2002, to shareholders of record as of July 17, 2002.

                             ELECTION OF DIRECTORS

     The persons who are elected directors will hold office until the next Annual Meeting of Shareholders and until their successors are elected and shall qualify. The Board of Directors currently consists of eight members.

     It is intended that the persons appointed as proxies to act on behalf of shareholders in the enclosed proxy will vote for the election of the eight nominees named below. The management of the Company does not contemplate that any of such nominees will become unavailable to serve as a director. However, should any nominee be unable to serve as a director or become unavailable for any reason, proxies which do not withhold authority to vote for that nominee may be voted for another nominee to be selected by management and approved by the Board of Directors.

     The enclosed form of proxy provides a means for shareholders to vote for all of the nominees for director listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. Each director nominee receiving a plurality of votes cast will be elected director. The withholding of authority by a shareholder, abstentions and broker non-votes will be considered as not voted and will have no effect on the results of the election of those nominees.

     The following table sets forth the names of the nominees for election to the Board of Directors, the principal occupation or employment of each of the nominees, the period during which each nominee has served as a director of the Company and the age of each nominee:

                                                PRINCIPAL OCCUPATION AND
                                              BUSINESS EXPERIENCE FOR MORE           DIRECTOR
              NOMINEE                           THAN THE LAST FIVE YEARS              SINCE          AGE
              -------                           ------------------------              -----          ---
 Jack Friedman.....................  Chairman of the Board and Chief Executive         1965           81
                                       Officer of the Company
 Harold Friedman...................  Vice Chairman of the Board of the Company         1965           72
                                       since 1995; formerly President and Chief
                                       Operating Officer of the Company since 1975
 William E. Crow...................  President and Chief Operating Officer of the      1998           55
                                       Company; President of Texas Tubular Products
                                       Division since 1990; formerly Vice President
                                       of the Company since 1981
 Charles W. Hall...................  Counsel, Fulbright & Jaworski L.L.P.,             1974           72
                                       Attorneys, Houston, Texas
 Alan M. Rauch.....................  President, Ener-Tex International Inc.            1980           67
                                       (oilfield equipment sales), Houston, Texas
 Hershel M. Rich...................  Private investor and business consultant,         1979           77
                                       Houston, Texas
 Kirk K. Weaver....................  Chairman of the Board and Chief Executive         1981           57
                                       Officer, LTI Technologies, Inc. (technical
                                       services), Houston, Texas
 Joe L. Williams...................  Chairman and Chief Executive Officer,             2000           56
                                       Wisenberg Insurance + Risk Management
                                       (insurance and risk management), Houston,
                                       Texas

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the Securities Exchange Act of 1934 (the "Exchange Act"), the Company's directors, executive officers and 10% shareholders must report to the Securities and Exchange Commission (the "Commission") certain transactions involving Common Stock. Based solely on a review of the copies of the reports required pursuant to Section 16(a) of the Exchange Act that have been furnished to the Company and written representations that no other reports were required, the Company believes that these filing requirements have been satisfied for the fiscal year ended March 31, 2002, except that Mr. Williams did not timely file a report regarding shares purchased and Messrs. Crow, Harper and Thompson did not timely file reports regarding the surrender to the Company for cancelation for no consideration or value certain stock options that were out-of-the-money.

DIRECTOR COMPENSATION

     With the exception of directors who are employees of the Company, directors are paid $500 per quarter and receive annually 400 shares of Common Stock pursuant to the Company's 2000 Non-Employee Director Stock Plan. In addition, audit committee members receive $500 for each committee meeting attended. Directors who are employees of the Company receive no compensation for serving as director.

BOARD OF DIRECTORS AFFILIATIONS

     Messrs. Harold Friedman and Jack Friedman are brothers. Mr. Hall is counsel with Fulbright & Jaworski L.L.P., legal counsel for the Company. Mr. Williams is Chairman and Chief Executive Officer of Wisenberg Insurance + Risk Management which provides various insurance services to the Company.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

     During fiscal 2002, the Board met five times. Messrs. J. Friedman, H. Friedman, Crow, Hall, Rich and Weaver attended all of the meetings. Messrs. Rauch and Williams attended three of the meetings.

     The Board of Directors has an audit committee which consists of Messrs. Hall, Rauch and Weaver. The audit committee discusses with the independent accountants and management the Company's financial statements and the scope of the audit examinations, reviews with the independent accountants the audit budget, receives and reviews the audit report submitted by the independent accountants, reviews with the independent accountants internal accounting and control procedures and recommends independent accountants for appointment as auditors. The audit committee met four times in fiscal 2002, and Messrs. Hall and Weaver attended all of the meetings. Mr. Rauch attended three of the meetings.

     The Board of Directors has a compensation committee composed of Messrs. Rauch, Rich and Weaver. The compensation committee considers and recommends for approval by the Board of Directors adjustments to the compensation of the executive officers of the Company and the implementation of any compensation program. The compensation committee met two times in fiscal 2002, and Messrs. Rauch, Rich and Weaver attended both meetings.

     The Board of Directors has a stock option committee composed of Messrs. Rauch, Rich and Williams for the purpose of administering any stock option or stock plan of the Company pursuant to terms of such plans. The stock option committee met one time in fiscal 2002, and Messrs. Rauch, Rich and Williams attended this meeting.

     The Board does not have a nominating committee. Board of Directors nominees are proposed by management and approved by the Board of Directors.

                             EXECUTIVE COMPENSATION

     The following table sets forth the aggregate amount of cash compensation paid by the Company for the three fiscal years ended March 31, 2002, 2001, and 2000 to each of the Company's five most highly compensated executive officers, including the Chief Executive Officer (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                                                      COMPENSATION
                                                                      ANNUAL          ------------       ALL
                                                                   COMPENSATION        SECURITIES       OTHER
                                                                -------------------    UNDERLYING      COMPEN-
                     NAME AND                                    SALARY    BONUS(1)   OPTIONS/SARS    SATION(2)
                PRINCIPAL POSITION                     YEAR       ($)        ($)          (#)            ($)
                ------------------                   --------   --------   --------   ------------    ---------
Jack Friedman                                          2002     110,000     41,176                         2,200
  Chairman of the Board and Chief Executive Officer    2001     110,000     74,125                         2,100
                                                       2000     110,000     68,174                         2,200

Harold Friedman                                        2002     106,700     41,176                        16,465(3)
  Vice Chairman of the Board                           2001     106,700     74,125                        16,365(3)
                                                       2000     106,700     68,174                        16,465(3)

William E. Crow                                        2002      80,750     58,763                         2,200
  President and Chief Operating Officer                2001      79,000    108,189                         2,100
                                                       2000      79,000     99,262                         2,200

Ben Harper                                             2002      73,063     49,970                         2,200
  Senior Vice President -- Finance and                 2001      71,500     91,156                         2,100
  Secretary/Treasurer                                  2000      71,500     83,718                         2,200

Thomas Thompson                                        2002      73,063     49,970                         2,200
  Senior Vice President -- Sales and Marketing         2001      71,500     91,156                         2,100
                                                       2000      71,500     83,718                         2,200

------------

(1) Includes performance and Christmas bonuses both of which are paid at the discretion of the Board of Directors.

(2) Reflects approximate payments made to the Company's profit sharing plan for the benefit of each Named Executive Officer.

(3) Includes $14,265 paid in each of 2002, 2001 and 2000 as premiums under a life insurance policy covering the life of Harold Friedman. Under the terms of the policy, in the event of his death, the Company will receive the cash surrender value of the policy and the remaining proceeds will be paid to the beneficiaries designated by Harold Friedman.

     The following chart summarizes certain information relating to options exercised by the Named Executive Officers during the year ended March 31, 2002 as well as the value of options held by the Named Executive Officers at March 31, 2002.

        AGGREGATED OPTION/SAR EXERCISE IN FISCAL 2002 AND VALUE TABLE AT
                                 MARCH 31, 2002

                                                                                       VALUE OF UNEXERCISED
                                    SHARES                  NUMBER OF UNEXERCISED          IN-THE-MONEY
                                   ACQUIRED     VALUE          OPTIONS/SARS AT             OPTIONS/SARS
                                      ON       REALIZED         MARCH 31, 2002           AT MARCH 31, 2002
              NAME                 EXERCISE      ($)             EXERCISABLE              EXERCISABLE(2)
              ----                 --------    --------  ----------------------------  ---------------------
Jack Friedman                         --          --                  --                     --
Harold Friedman                       --          --                  --                     --
William E. Crow(1)                    --          --                57,637                   --
Ben Harper(1)                         --          --                18,890                   --
Thomas Thompson(1)                    --          --                34,842                   --

---------------

(1) During fiscal 2002, Messrs. Crow, Harper and Thompson surrendered to the Company for cancelation for no consideration or value stock options to purchase 66,658, 88,367 and 88,367 shares, respectively.

(2) Based on the closing price of the Common Stock on March 31, 2002, as a reported by the American Stock Exchange, Inc., the options outstanding had no in-the-money value.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                            NUMBER OF SECURITIES
                                                                                           REMAINING AVAILABLE FOR
                                     NUMBER OF SECURITIES                                   FUTURE ISSUANCE UNDER
                                       TO BE ISSUED UPON           WEIGHTED-AVERAGE          EQUITY COMPENSATION
                                    EXERCISE OF OUTSTANDING       EXERCISE PRICE OF           PLANS (EXCLUDING
                                       OPTIONS, WARRANTS         OUTSTANDING OPTIONS,      SECURITIES REFLECTED IN
          PLAN CATEGORY                   AND RIGHTS             WARRANTS AND RIGHTS             COLUMN (A))
          -------------             -----------------------      --------------------      -----------------------
                                              (A)                        (B)                         (C)
Equity compensation plans approved
  by security holders                      154,297                      $3.01                      273,714
Equity compensation plans not
  approved by security holders**             N/A                         N/A                         7,200

---------------

** The 2000 Non-Employee Director Stock Plan (the "Director Plan") was approved by the Company's Board of Directors in September 2000. The Director Plan provides that, on October 15th of each year in which the Director Plan is in effect and shares are available for the grant of awards under the Director Plan, each member of the Company's Board of Directors who is not an employee of the Company ("Outside Directors") and who has served as a director of the Company for at least the 12 immediately preceding calendar months shall automatically be granted 400 shares of Common Stock. Such Outside Directors are not required to pay any cash consideration when they receive an award. If an employee director retires from employment with the Company, he shall become eligible to participate in the Director Plan upon his re-election as an Outside Director. Under the Director Plan, the total number of shares of Common Stock with respect to which awards may be granted shall not exceed 11,600 shares. The Board of Directors may terminate, amend or modify the Director Plan at any time. If the Company merges or consolidates with another entity and is not the surviving corporation or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets, the Director Plan will terminate automatically on the effective date of such merger, consolidation, liquidation, sale or other disposition.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
               WITH RESPECT TO COMPENSATION OF EXECUTIVE OFFICERS

     Historically, the profits of the Company have been a principal factor in determining the compensation of the Company's executive officers. The Committee believes that the Company's net profit constitutes a significant measure of the performance of the Company and should have a significant effect on executive officer compensation. Accordingly, each of the Company's executive officers, including the Chief Executive Officer, receives a base salary that the Committee believes is modest in comparison to salaries received by persons holding similar offices with other publicly held companies, plus a quarterly cash bonus based on a percentage of the Company's quarterly net income. Messrs. Crow, Harper and Thompson received a 10% increase in base salary effective January 1, 2002. During fiscal 2002, no increase in the Chief Executive Officer's base salary was made and no increases were made to executive officers' bonus percentages.

     The Committee also believes that it is important for the Company's senior executive officers to have a significant equity interest in the Company in order to further align their interests with those of the Company's shareholders and, therefore, compensation in the form of equity securities is appropriate. Accordingly, the Company maintains various stock option plans in which its executive officers, other than the Chief Executive Officer and Vice Chairman of the Board, and other key employees participate. Because the Chief Executive Officer and Vice Chairman already have significant equity interests in the Company, the Committee believes that their interests are already aligned with those of the Company's shareholders, and, therefore, compensation solely in the form of cash, rather than cash and equity securities, is appropriate.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a limitation on deductions that can be taken by a publicly held corporation for compensation paid to certain of its executive officers. Under Section 162(m), a deduction is denied for compensation paid in a tax year beginning on or after January 1, 1994, to the Company's executive officers to the extent that such compensation exceeds $1 million per individual. Stock option grants pursuant to the Company's employee benefit plans may be exempt from the deduction limit if certain requirements are met.

     The Committee has considered the effect of Section 162(m) on the Company's existing compensation program. Although certain grants of stock options to the Company's executive officers may not be exempt from the Section 162(m) deduction limitation, the Committee believes that for the foreseeable future, the compensation received by its covered executives will be within the limits of deductibility.

July 26, 2002
                                   Alan M. Rauch
                                   Hershel M. Rich
                                   Kirk K. Weaver

                             AUDIT COMMITTEE REPORT

     The Board of Directors has adopted an Audit Committee charter. All members of the Audit Committee of the Board of Directors are "independent" as defined in
Section 121(A) of the American Stock Exchange Constitution & Rules.

     The Committee has reviewed and discussed with the Company's management and Ernst & Young LLP ("E&Y"), the Company's independent auditors, the audited financial statements of the Company contained in the Company's Annual Report on Form 10-K for the year ended March 31, 2002. The Committee has also discussed with the Company's independent auditors the matters required to be discussed pursuant to SAS 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees), and SAS 90.

     The Committee has discussed the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committee"), and has discussed with E&Y its independence in connection with its audit of the Company's most recent financial statements. The Committee has also considered whether the provision of non-audit services to the Company by E&Y is compatible with maintaining that firm's independence.

     Based on the review and discussions referred to above, the Committee approved, ratified and confirmed the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2002.

     The information in the foregoing four paragraphs shall not be deemed to be soliciting material, or be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended, or to liabilities under Section 18 of the Securities Act of 1933, as amended, nor shall it be deemed to be incorporated by reference into any filing under such Securities Act or Exchange Act, except to the extent that the Company specifically incorporates these paragraphs by reference.

June 26, 2002                      Kirk K. Weaver
                                   Charles W. Hall
                                   Alan M. Rauch

PERFORMANCE GRAPH

     The following graph compares the percentage change in the Company's cumulative total shareholder return on the Common Stock with the total cumulative return on the American Stock Exchange Composite Index ("ACI") and the Steel & Iron Index per Microsoft Network ("SSI") for each fiscal year indicated. The graph is based on the assumption that $100 is invested in the Common Stock of the Company, the ACI and the SSI in March 1997 and that all dividends are reinvested.

                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURN

                              [PERFORMANCE GRAPH]

                                                     1997      1998      1999      2000      2001      2002
                                                    -------   -------   -------   -------   -------   -------
Friedman Industries, Incorporated.................   100.00    133.83     80.14     94.24     72.04     72.80
American Stock Exchange Composite Index...........   100.00    130.41    129.90    176.72    154.22    160.10
Steel & Iron Index per Microsoft Network..........   100.00    120.39     78.46     87.07     59.34     76.85

     The foregoing graph is based on historical data and is not necessarily indicative of future performance. This graph shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulations 14A and 14C under the Exchange Act or to the liabilities of Section 18 under such Act.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information concerning the beneficial ownership of Common Stock by each director, nominee for director, Named Executive Officer and officers and directors as a group and persons who owned of record more than 5% of the Common Stock as of June 30, 2002:

                                                             AMOUNT AND NATURE             PERCENTAGE
                                                               OF BENEFICIAL                OF SHARES
                           NAME                                OWNERSHIP(a)                OUTSTANDING
                           ----                              -----------------             -----------
Jack Friedman..............................................      1,102,496(b)                  14.6%
  P.O. Box 21147
  Houston, Texas 77226
Harold Friedman............................................      1,258,413(c)                  16.6%
  P.O. Box 21147
  Houston, Texas 77226
Dimensional Fund Advisors Inc..............................        570,472(d)                   7.5%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401
Charles W. Hall............................................          5,748                        *
Alan M. Rauch..............................................          1,220                        *
Hershel M. Rich............................................         58,043(e)                     *
Kirk K. Weaver.............................................          6,191                        *
Joe L. Williams............................................            900                        *
William E. Crow............................................         97,291(f)                   1.3%
Ben Harper.................................................         85,591(f)                   1.1%
Thomas Thompson............................................         59,761(e)(f)                0.8%
Officers and directors as a group (13 persons).............      2,779,981(e)(g)               36.0%

------------

 *  Less than 1%.
(a) Based upon information obtained from the officers, directors, director nominees and beneficial owners. Includes all shares beneficially owned according to the definition of "beneficial ownership" in the rules promulgated under the Exchange Act. Except as otherwise indicated, the indicated person has sole voting and investment power with respect to the shares. To the Company's knowledge, the only other record owner of Common Stock having more than 5% of the voting power of such class of security is Cede & Co. The Company is informed that Cede & Co. is a nominee name for The Depository Trust Company, a stock clearing corporation. The shares of Common Stock held by Cede & Co. are believed to be held for the accounts of various brokerage firms, banks and other institutions, none of which, to the Company's knowledge, owns beneficially more than 5% of the Common Stock except as described above.

(b) Includes 241,976 shares held by Jack Friedman in his capacity as trustee for the Jack Friedman Testamentary Trust.

(c) Includes 162,924 shares held by Harold Friedman in his capacity as trustee for the Harold Friedman Testamentary Trust.

(d) The following information is based upon information contained in a Schedule 13G dated January 30, 2002, and otherwise received from the listed owner, Dimensional Fund Advisors Inc. ("Dimensional"). Dimensional is deemed to have beneficial ownership of 570,472 shares of the Company's Common Stock as of December 31, 2001. Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts (such investment companies and investment vehicles being referred to herein as the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over certain securities that are owned by the Portfolios. All of the shares of Common Stock described in the table are owned by the Portfolios, and Dimensional disclaims beneficial ownership of such securities.

(e) Does not include 16,896 shares and 4,440 shares beneficially owned and voted by the spouses of Messrs. Rich and Thompson, respectively, as to which shares beneficial ownership is disclaimed.

(f) Includes 57,637 shares, 18,890 shares and 34,842 shares for Messrs. Crow, Harper and Thompson, respectively, all of which are subject to issuance upon the exercise of stock options within 60 days after June 30, 2002.

(g) Includes 152,091 shares that are subject to issuance upon the exercise of stock options within 60 days after June 30, 2002.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Ernst & Young LLP served as the Company's principal independent public accountants for fiscal 2002 and has been recommended by the Audit Committee of the Board of Directors of the Company to so serve for the current year. Representatives of E&Y are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     During fiscal year 2002, the Company retained E&Y to provide services and paid fees therefor as indicated in the following table:

Audit Fees.................................................  $62,500
Financial Information System Design and Implementation
  Fees.....................................................       --
All Other Fees.............................................  $39,730

     All other fees include primarily fees for the preparation of the Company's federal income tax return and related tax estimates and quarterly reviews regarding quarterly reports on Form 10-Q as filed with the Commission.

                           PROPOSALS OF SHAREHOLDERS

     Proposals of shareholders intended to be included in the Company's proxy statement and form of proxy for the 2003 Annual Meeting of Shareholders must be received at the Company's principal offices at 4001 Homestead Road, Houston, Texas 77028 on or before March 31, 2003.

                                    GENERAL

     Management knows of no other matter to be presented at the meeting. If any other matter should be presented upon which a vote may properly be taken, it is intended that shares represented by the proxies in the accompanying form will be voted with respect thereto in accordance with the best judgment of the person or persons voting such shares.

     The cost of solicitation of proxies in the accompanying form will be paid by the Company. In addition to solicitation by use of the mails, certain directors, officers and regular employees of the Company may solicit the return of proxies by telephone, facsimile or personal interviews.

                       FRIEDMAN INDUSTRIES, INCORPORATED

           PROXY - ANNUAL MEETING OF SHAREHOLDERS - SEPTEMBER 4, 2002 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Friedman Industries, Incorporated (the "Company") hereby appoints Jack Friedman and Harold Friedman, and each of them, proxies of the undersigned, with full power of substitution, to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of Fulbright & Jaworski L.L.P., 1301 McKinney, Suite 5100, Houston, Texas, on September 4, 2002, at 11:00 a.m. (local time), and at any adjournment thereof, the number of votes which the undersigned would be entitled to cast if personally present.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                       FRIEDMAN INDUSTRIES, INCORPORATED

                               SEPTEMBER 4, 2002


             -- Please Detach and Mail in the Envelope Provided --

-------------------------------------------------------------------------------

      Please mark your
A [X] votes as in this
      example.

            FOR all nominees            WITHHOLD
            listed at right             AUTHORITY
          (except as marked to       to vote for all
           the contrary below)   nominees listed at right
(1) Election                                                Nominees: J. Friedman   (2) In their discretion the proxies are
    of            [ ]                      [ ]                        H. Friedman       authorized to vote on such other matters
    Directors                                                         W. Crow           as may properly come before the meeting or
                                                                      C. Hall           any adjournment thereof.
                                                                      A. Rauch
(INSTRUCTIONS: To withhold authority to vote for any                  H. Rich            FOR ADDITIONAL DISCLOSURE, PLEASE SEE THE
individual nominee strike a line through the nominee's                K. Weaver      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND
name in the list at right.)                                           J. Williams    THE PROXY STATEMENT EACH DATED JULY 29, 2002
                                                                                     RELATING TO SUCH MEETING, RECEIPT OF WHICH IS
                                                                                     HEREBY ACKNOWLEDGED.

                                                                                         UNLESS OTHERWISE DIRECTED BY THE
                                                                                     SHAREHOLDER, THIS PROXY WILL BE VOTED FOR THE
                                                                                     DIRECTOR NOMINEES LISTED ABOVE. ANY PROXY OR
                                                                                     PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED
                                                                                     ARE HEREBY REVOKED.

                                                                                         If your address below is incorrect, please
                                                                                     make necessary changes on this proxy.

                                                                                         Please sign below and return in the
                                                                                     enclosed envelope.


Signature of Shareholder(s)                                                                         Date:                    2002
                           -----------------------------------------------------------------------       -------------------

Note:  Please sign your name here exactly as it appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon.